Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 11 - COMMITMENTS AND CONTINGENCIES

Operating Leases

In January 2016, the Company entered into a new lease with the Colorado Center in Denver Colorado for the corporate headquarters. The space is 1,775 square feet and monthly payments of $3,900, with minor escalations and common area maintenance charges. The lease terminates on June 30, 2018. On March 1, 2017 the Company entered into a sub-lease agreement with our related party McGrow for these office facilities.

The amounts due at the base rate are as follows:

Period	Amount Due
2018	$32,000

In February 2017 we entered into a new lease with Parker Road Campus, LLC in Aurora, Colorado, for our corporate headquarters. This space is 1,554 square feet and monthly payments of $2,201 which began on April 1, 2017. The lease terminates on March 31, 2020. The amounts due at the base rate are as follows:

Period	Amount Due
2018	$28,000
2019	$28,000
2020	$7,000

Defined Contribution Plan

Two Rivers does not have a defined contribution plan.

Employment Agreements

Effective January 1, 2011, the Company entered into an employment agreement with Wayne Harding, as CFO. The initial term of the contract was one year, which renews automatically for successive one-year terms unless and until either party delivers notice of termination within 30 days of the expiration of the then current term. The original employment agreement was modified in 2017.

The Board determines annual incentive compensation at the Board’s sole discretion. If there is a change of control, each is entitled to an accelerated option vesting.

GCP 2 Construction

The GCP 2 greenhouse is partially completed. We estimate that the cost to complete the second greenhouse is approximately $3,000,000. At this time we do not have the necessary funds to complete GCP2 construction.

Suncanna Litigation

In 2016, the Suncanna lease arrangement was the subject of administrative and judicial proceedings:

●	On April 14, 2016, we were notified that Suncanna LLC had received a notice of suspension from the Marijuana Enforcement Division of the Colorado Department of Revenue. This suspension remains in place until a hearing.

●	Due to the suspension order, Suncanna was in violation of its lease agreement with us. On April 25, 2016, GCP1 terminated Suncanna’s lease and began an eviction process against Suncanna. Consequently, during the quarter ended March 31, 2016, we stopped recognizing lease revenue and wrote off the $700,000 lease receivable and $43,000 deferred rent that had been recorded as of December 31, 2015. We also wrote off advances to Suncanna totaling $587,000.

●	On July 22, 2016 GCP1 received a Writ of Restitution from the Pueblo County Colorado District Court ordering Suncanna to vacate the greenhouse by September 6, 2016.

●	On August 31, 2016, a lawsuit was filed by Aaron Van Wingerden, owner of Suncanna, in Pueblo County Colorado District Court against GrowCo, GrowCo Business Development, LLC, GCP1, GrowCo Funding, LLC., TR Capital, Two Rivers and certain current and former employees, and associates. We believe that the suit has no merit and will have no material impact on our financial condition.

●	On September 6, 2016, in accordance with the Writ of Restitution, Suncanna vacated the greenhouse and GCP1 took possession and began re-conditioning its greenhouse for a new tenant, who began growing operations in the fourth quarter of 2016.

●	On October 27, 2016, in a contempt of court hearing, a Pueblo County Colorado District Court judge ruled in favor of plaintiff Aaron Van Wingerden and against GCP1 in a matter regarding the prevention of Suncanna’s access to GCP1’s greenhouse prior to Suncanna vacating the premises on September 6, 2016. We believe that this ruling was in error and are appealing this decision.

Management believes that this case is without merit and has filed a cross-complaint to recover amounts owed by Suncanna under the Suncanna lease agreement.

Prior board of directors litigation

On August 8, 2017, a summons was issued in the Arapahoe County District Court on behalf of former board members Dennis Channer, Rockey Wells and John Stroh demanding the Company pay $139,000 in attorneys’ fees owed to Ryley Carlock & Applewhite for services rendered to the former board members at their behest while members of the board. At present, the matter is scheduled for trial in October, 2018. The $139,000 is included in our accounts payable on the balance sheet.

DFP litigation

On October 18, 2017, at the Company filed a lawsuit against former employees of the its DFP farming operation for alleged theft. We are in the process of gathering evidence of the theft and setting a court hearing date. A former employee of DFP has filed a counter claim against the Company, which amount is immaterial. Management believes that claims against former employees are in excess of any counter claims.

GrowCo – Blue Green litigation

On January 19, 2018 Blue & Green, LLC (“Blue Green”) filed a complaint against GrowCo, Inc. claiming a default on payments by GrowCo to Blue Green under the terms of the GrowCo $2,115,000 promissory note held by Blue Green. The complaint is requesting immediate payment of the note, back due interest in excess of $300,000, and attorney fees.

State of Colorado litigation

The Company, the State of Colorado (Office of the State Engineer and the local Division Engineer), and neighboring water rights holders have been involved in litigation concerning water rights and claims by the State concerning an existing dam in Huerfano County, Colorado, and a demand by the State to breach the dam structure. (Two Rivers Water and Farming Co. vs. Welton Land and Water Co., (Pueblo Water Court)). As part of the litigation, Two Rivers has sought to have certain water rights demands by the neighboring water rights holders deemed wasteful. In the quarter ending March 31, 2016, the Company entered into a stipulation agreement with the State, settling the State’s claims, whereby the Company agreed to take the existing dam structure down to the sediment level by March 31, 2018. The Company has been able to empty all the water in the Dam, but it will not be able to meet the requirements of the stipulation agreement by March 31. It anticipates that it will by late 2018. The Company also intends to work with the Colorado State Engineer to construct a new dam close to the prior dam structure, pending financing. Also as part of the litigation, Two Rivers has sought to have certain water rights demands by the neighboring water rights holders deemed wasteful. This part of the litigation awaits a trial setting. The State is requesting the Company to pay $100,000 as a penalty for violating the stipulation agreement. The Company’s engineering firm estimate the cost to breach the dam structure to be between $1.8 to $2.2 million.